Loss per share	6 Months Ended
Jun. 30, 2021
Disclosure Of Earnings Per Share [Abstract]
Loss per share	Loss per share

	For the six month period ended June 30,
	2021	2020
Net loss for the period (in thousands of euros)	(30,420)	(20,579)
Weighted average number of shares	34,619,072	22,608,408
Basic loss per share (in euros)	(0.88)	(0.91)
Diluted loss per share (in euros)	(0.88)	(0.91)
Instruments providing deferred access to the capital (stock options, free shares, founders' warrants and warrants) are considered to be anti-dilutive because they result in a decrease in the loss per share. Therefore, diluted loss per share are identical to basic loss per share as all equity instruments issued, representing 643,818 potential additional ordinary shares, have been considered antidilutive.